UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) May 23, 2005

                             MCLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
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   (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 364-0000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2005, McLeodUSA Incorporated ("the Company") issued a press release, which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that the Company and certain of its subsidiaries ("Subsidiary Guarantors") had entered into a Second Forbearance Agreement on the same date, among the Company, the Subsidiary Guarantors, certain of the Lenders (as defined below), and JPMorgan Chase Bank, N.A. ("Agent"), as Administrative Agent (the "Second Forbearance Agreement"), which is hereby incorporated by reference and attached hereto as Exhibit 10.1. The Second Forbearance Agreement relates to (1) the Credit Agreement dated as of May 31, 2000, as amended, among the Company, the lenders party thereto and the Agent (the "Credit Agreement"),
(2) the Credit Agreement dated as of April 16, 2002, as amended, among the Company, the lenders party thereto and the Agent (the "Exit Facility" and, together with the Credit Agreement, the "Credit Facilities"; and the lenders under each of the Credit Facilities, the "Lenders") and (3) the Subsidiary Guarantee Agreement dated as of May 31, 2000, as amended and restated as of April 16, 2002, among the Subsidiary Guarantors and the Agent. The Second Forbearance Agreement was entered into upon the expiration on May 23, 2005, of the initial Forbearance Agreement entered into as of March 16, 2005, and extends the forbearance period to July 21, 2005.

Pursuant to the Second Forbearance Agreement, the Lenders have agreed to forbear from exercising any remedies as a result of certain specified defaults under the Credit Facilities anticipated by the Company during the forbearance period, including, without limitation, the failure to make scheduled amortization payments under the Credit Facilities and interest payments under the Credit Agreement. In addition, the Company has agreed to subject certain accounts to a control agreement and to place certain restrictions on the sale of certain assets and on the use of cash obtained through the sale of certain assets. The forbearance period, which is intended to allow the company to continue to explore strategic alternatives as well as complete the negotiation of a potential financial restructuring plan, runs through July 21, 2005. Theodore J. Forstmann, director and stockholder of the Company, and a General Partner in certain funds affiliated with Forstmann Little & Co. which collectively hold a controlling interest in the Company's voting securities, is a lender party to the Credit Agreement.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      -----------
10.1             Second Forbearance Agreement, dated as of May 23, 2005, among
                 McLeodUSA Incorporated (the "Borrower"), each of the
                 Subsidiaries of the Borrower listed on Schedule I thereto (the
                 "Subsidiary Guarantors"), the financial institutions named on the signature pages thereto (together with their respective successors and assigns, the "Participant Lenders") and JPMorgan Chase Bank, N.A., as agent for the Lenders (the
                 "Administrative Agent")

99.1             Press Release, dated May 23, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: May 25, 2005                        By:     /s/ G. Kenneth Burckhardt
                                                  ------------------------------
                                             Name:  G. Kenneth Burckhardt
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.1             Second Forbearance Agreement, dated as of May 23, 2005, among
                 McLeodUSA Incorporated (the "Borrower"), each of the
                 Subsidiaries of the Borrower listed on Schedule I thereto (the
                 "Subsidiary Guarantors"), the financial institutions named on the signature pages thereto (together with their respective successors and assigns, the "Participant Lenders") and JPMorgan Chase Bank, N.A., as agent for the Lenders (the
                 "Administrative Agent")

99.1             Press Release, dated May 23, 2005